SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 8, 2003
                                                          -------------


                           ORIENT-EXPRESS HOTELS LTD.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                                     -------
                         (State or other jurisdiction of
                                 incorporation)

                 001-16017                              98-0223493
                 ---------                              ----------
         (Commission File Number)                    (I.R.S. Employer
                                                    Identification No.)

                                 41 CEDAR AVENUE
                                P.O. BOX HM 1179
                             HAMILTON HMEX, BERMUDA
                             ----------------------
                (Address of principal executive offices) Zip Code

                                  441-295-2244
                                  ------------
                    (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5. Other Events

     On April 8, 2003, Mr. James B. Sherwood, Chairman and director of Orient-Express Hotels Ltd., purchased in the open market 50,000 Class A Common Shares of Orient-Express Hotels Ltd. for a total purchase price of $485,250.00 (not including broker's commission and service fees).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ORIENT-EXPRESS HOTELS LTD.



                                            By:    /s/ E.S. Hetherington
                                                 ----------------------------
                                                 Name:  Edwin S. Hetherington
                                                 Title: Secretary


Date:   April 25, 2003





                                       3